 Investor / Analyst Presentation  August 5, 2010

 Forward Looking Statements  This presentation -looking statements” within the meaning includes “forward Reform Act of1995. Black Diamond Equipment (“Black “plans,” “expects,” “intends,” “future,” -looking statements. These”will,” and forward-looking statements involve a number of risks, uncertainties and assump’tions which are difficult to predict.   Black Diamond you that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the acquisitions of Black Diamond Equipment, Ltd. and Gregory Mountain Products, Inc., including future financial and operating results that may be realized from the acquisitions; (ii) statements of plans, objectives and expectations of Black Diamond or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) our ability to successfully integrate our recent acquisitions; (ii) our ability to realize financial or operating results as expected; (iii) material differences in the actual financial results of the mergers compared with expectations, including the impact of the mergers on conditions and the impact they may have on Black Diamond and our customers or demand for products; (v) our ability to implement our acquisition growth strategy or obtain financing to support such strategy; (vi) the loss of any member of our senior management or certain other key executives; (vii) our ability to utilize our net operating loss carry forward; and (viii) our ability to adequately protect our intellectual property rights. Additional factors that could cause Black Diamond’s results to differ -looking statements can bematerially from found in the “Risk Factors” section of Black Diamond’s including its latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q, which may be obtained at our web site at www.claruscorp.com or the Securities forward-looking statements included in this presentation are based upon information available to Black Diamond as of the date of this presentation, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation.

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 Investment Considerations   Formative transaction creates “pure play” in the    A leading global designer, manufacturer and distributor of technical outdoor recreation equipment and lifestyle products for climbers, alpinists, hikers, freeride skiers, and outdoor enthusiasts and travelers   Targeting $500 million of revenue in next five years through combination of organic growth and targeted acquisitions   History of continuous product development   Experienced management team with significant ownership   Well-capitalized balance sheet   Anticipating cost synergies and near-term revenue synergies   Strong partnerships with leading global retailers   Intimate relationship with consumers / user communities   Champion of environmental stewardship and corporate social responsibility

 Black Diamond Equipment  Board of Directors   Warren B. Kanders, Executive Chairman  - Chairman and Chief Executive Officer of Armor Holdings, Inc. (NYSE: AH), 1996  2007  - Founder and Vice Chairman of the Board of Benson Eyecare Corporation (NYSE: EYE)   Robert R. Schiller, Executive Vice Chairman  - Director, 2005  2007; President, 2004  2007; Chief Operating Officer, 2003  2007, of Armor Holdings, Inc.    Peter Metcalf, President and Chief Executive Officer  - Co-founded Black Diamond Equipment, Ltd. in 1989;1982 - present   Philip N. Duff, Director  - 15 Years with Morgan Stanley, Chief Financial Officer of Morgan Stanley  - Original investor in Black Diamond Equipment, Ltd.   Michael A. Henning, Director, Chairman of the Audit Committee  - Deputy Chairman of Ernst & Young, 1978 - 2000  - Vice Chairman of Tax Services, Ernst & Young,1991 - 1993   Donald L. House, Director, Chairman of the Compensation Committee  - Technology industry executive; private investor   Nicholas Sokolow, Director, Chairman of the Nominating and Governance Committee  - Partner at Lebow & Sokolow LLP

 Black Diamond Equipment  Management Team   Peter Metcalf, President and Chief Executive Officer, 28 years with BDE  - Co-founded Black Diamond Equipment, Ltd. in 1989    Robert Peay, Chief Financial Officer and Secretary, 14 years with BDE  - Accounting Manager, Financial Controller and Chief Financial Officer of Black Diamond  - Arthur Andersen   Christian Jaeggi, Head of BD Europe, 14 years with BDE  - Established Black Diamond European headquarters in 1997   - Mammut   Ryan Gellert, Head of BD Asia, 10 years with BDE  - Purchasing, Planning, and Logistics departments of Black Diamond   - J.D. University of Utah   Rick Luskin, General Counsel, 11 years with BDE  - Personal counsel to Frank Wells, President of the Walt Disney Company   - Litigator, Bingham McCutchen

 Black Diamond Equipment  Management Team   VP of Product Development, 8 years with BDE  - Director of Product Creation for Reef  - Nike, The North Face, and Giro   VP of Sales, 17 years with BDE  - President of Entre Prises, climbing wall manufacturer  - Co-founder and senior manager of Metolius Mountain Products   VP of Operations, 15 years with BDE  - Production Planner   - U.S. Olympic Whitewater Kayak team.    VP of Marketing, 4 years with BDE  - Product Marketing Manager at Patagonia, Inc., 10 years with Patagonia   VP of Systems Integration, 19 years with BDE  - CFO and IT Director from 2000-2007, and a member of the Board of Directors from 2000-2010  - VP of Finance of Skullcandy Inc., consumer electronics company   VP of MIS, 9 years with BDE  - Project manager and software engineer at Boeing

 Corporate Structure    Leverage Global Operating Platform  Black Diamond Equipment, Inc.  Future Brands

 Heritage and History   1957 Chouinard Equipment, Ltd. founded by Yvon Chouinard with his purchase of a second-hand coal-fired forge to make hard-steel pitons for use in Yosemite Valley   1972 Introduces new aluminum chockstone, called Hexentrics   1982 Peter Metcalf hired to run Chouinard Equipment, a $900,000 annual revenue company   1989 Metcalf and employees purchase assets of Chouinard Equipment Ltd. and rename the company Black Diamond Equipment, Ltd.   1996 Black Diamond Europe founded; company receives CE certification   1997 Acquires Bibler Tents   1998 Acquires Franklin Climbing   1999 Introduces Avalung; acquires Ascension Skins   2002 Black Diamond Asia founded   2010 Black Diamond Equipment goes public on NASDAQ (BDE) through a combination with Clarus and Gregory Mountain Products

 Heritage and History   1965 At age 14, Wayne Gregory designs his first backpack as part of a Boy Scout project   1970 Wayne starts his first company, Sunbird, with the goal of producing advanced external frame packs   1973 Peter Metcalf uses a Sunbird pack for his Alaskan first ascent   1977 Wayne founds Gregory Mountain Products in San Diego, California   1977 Gregory forms relationship with Japanese distributor A&F   1980’s Gregory develops first backpacks in different frame, harness and waist belt sizes   1990’s Gregory develops the center-locking bar tack for increased strength at major stress points   2008 Retail store opens in Tokyo, Japan selling exclusively Gregory products   2009 Retail store opens in Seoul, South Korea selling exclusively Gregory products

 The Black Diamond Code   We should always aim to be the best at what we do and be the market leader   Our products and passion should be toward building a true global presence   Our efforts should always support the foundation of the industry, the specialty retailer   We create long-term partnerships with companies we do business with at every step of the value chain   We should aim to be easy to do business with   Be a fierce competitor in your pursuit of perfection but always with the highest ethical standards   Aim to develop a sustainable competitive advantage in every facet of the business   Success is a result of its employees, hard work and dedication and that success should always be shared   The work environment should be a safe, personally fulfilling place for all employees all the time   We champion the preservation of, and access to, mountain and crag environments around the world while working to minimize our own environmental footprint

 Black Diamond Markets to a Wide Variety of Passionate Outdoor Enthusiasts Around the World

 Black Diamond Creates Products Out of Necessity  Not Fashion or Fad   Black Diamond began as a Company fueled by providing innovative and leading edge products to customers who demand the best   Creating superior technical products   Each product is designed and crafted for a specific need or to perform a specific function from the ground up   Company free from meeting any pre-conceived notions  be it hoped for market success, competitive pressures, or hype  and focus on meeting specific needs of its customers   Each product is crafted out of the most appropriate, high quality materials in partnership with our top suppliers   Each product undergoes a rigorous, multi-step testing process, surpassing the performance limits the product would experience in real life use   And all of this process is done in the “Black

 Our Products - Climbing   Carabiners and quick draws   Harnesses   Belay and rappel   Protection   Chalk bags   Dogbones and runners   Helmets   Climbing packs

 Our Products - Climbing

 Our Products - Skiing   Skis   Boots   Bindings   Poles   Snow gloves   Skins   Avalung   Snow safety   Snow packs

 Our Products - Skiing

 Our Products - Mountain   Lighting   Trekking poles   Gloves   Technical mountaineering packs   Backpacking   Backpacking ventilated   Hiking ventilated   All mountain packs   Active trail   Shelter   Gaiters   Tents   Accessories

 Our Products - Mountain

 Our Products - Lifestyle   High-end daypacks   Japanese/other Asian lifestyle   Shoulder bags and carry-alls   Satchels    Duffle bags   Rain covers   Clothing

 Our Products - Lifestyle

 Brand Positioning - Climbing  High Brand Cachet  Arc’Teryx  Five Ten Patagonia  Misty   Sterling Petzl Mountain Rope prAna  Wild Mammut  Krieg Country Edelrid La Sportiva  Narrow Product Range Broad Product Range  Camp Metolius Grivel Evolv Mont Blanc  DMM Trango  Omega Red Chili  Pacific Mad Rock Voodoo Climbing  Low Brand Cachet

 Brand Positioning  Skiing  High Brand Cachet  Atomic Line  Salomon Nordica Scott  Volkl  K2 Marker Tecnica Dynastar Rossignol  Narrow Product Range Broad Product Range  Lange Voile G3 bca  Fischer Swix  Karhu Dynafit Leki  Low Brand Cachet

 Brand Positioning - Mountain  High Brand Cachet  Patagonia The North Face Osprey Mountain MSR  Dakine Cloudveil Hard Wear OR Marmot Kelty  Narrow Product Range Broad Product Range  deuter  Go Lite Sierra Big Agnes Designs  REI  Leki  Eastern Vaude Mountain Sports Gordini  Low Brand Cachet

 Accolades   Winner of “REI Vendor of the Year” in both specific   Consistently rank as one of the top vendors to key dealers   Winner of product and category awards from industry magazines Outside, Backpacker, Powder, Ski, Skiing, Climb, Rock & Ice and many others   Outside Magazine 2009/2010 Gear of the Year Award, Gregory Targhee backcountry pack   State of Utah’s technical manufacturer of the year   Women’s Adventure, April 2009, Gregory Jade 25 Wins Editor’s Choice Award   Utah small business person of the year, Peter Metcalf   Ernst & Young’s Entrepreneur Team of the Year award

 Environmentalism and   Corporate Social Responsibility   Black Diamond and our employees support a number of non-profit organizations that help the Outdoor industry, our community, and the environment   Black Diamond initiated a solid waste recycling program in 2007  - Recycled approximately 60% of total solid waste stream  - Reduction in greenhouse gas emissions of approximately 510 tons CO2e, an amount equivalent to driving 720,000 miles   Products built to minimize our environmental footprint   Headquarters facility has engaged in a series of energy efficiency projects  - Duro-Last roofing  - T8 lighting  - High efficiency HVAC

 Product and Market Diversification  Categories Markets  20%  32%  50%  53%  27%  18%  Climb Ski Mountain North America Europe Rest of World  Significant R&D capabilities and pipeline Diversified geographies and channels for new product introductions

 Global Operations  BD: Salt Lake City, UT   Headquarters, manufacturing and distribution center Gregory: Japan   250+ employees  Sales and marketing   3 employees  Gregory: Sacramento, CA   Gregory, sales and marketing BD: Basel, Switzerland   43 employees  Sales and marketing, distribution  Gregory: Calexico, CA  31+ employees BD: Zhuhai, China   Production  Manufacturing and    50 employees distribution   113+ employees   40+ Distributors worldwide   Dedicated Gregory retail stores in Japan and South Korea   Retail store in Salt Lake City  28

 Salt Lake City, UT - Headquarters   250+ employees   Manufacturing and office facility  - ISO 9001 certified  - 3 Sigma testing of personal protective equipment   Distribution Center  - Quality assurance   Product testing    Research and Design   Retail store   Indoor climbing

 Zhuhai, China  Manufacturing and Distribution   In 2006, Black Diamond Equipment Asia was established in southeast China  - Black Diamond built, owned and managed facility that is operated and staffed by Black Diamond employees  - The manufacturing standards are identical to Salt Lake City factory   Manufacture and assemble product   Serve as a global distribution hub   Support product design and development activities   Assist in the sourcing of raw materials, components, and finished goods    Provide on-site quality assurance and inspection   Drive BD brand-building efforts throughout China

 Zhuhai, China  Manufacturing and Distribution

 Zhuhai, China  Manufacturing and Distribution

 Growth through New Product Development   Express Ice Screw, Move HQ to Salt HotWire carabiner Adopt 3 Sigma acquire Bibler Lake City Tents  1989 1992 1994 1996  1991 1993 1995 1997  Black Diamond Riva T1, first plastic FlickLock Europe,  ISO 9001 certified telebinding telemark boot adjustable pole BD becomes CE certified   Black Diamond holds over 60 patents and over 25 registered trademarks

 Growth through New Product Development  C3 Camalots, O1   AvaLung and Freeride boots, Viper Ice Tool telebindings and Acension Skins BD UIAA certified AvaLung packs  1998 2001 2004 2007 2009  1999 2002 2006 2008  Half Dome helmet,   Moonlight and Hot forged acquire Franklin Black Diamond Asia SpaceShot carabiners and Climbing is founded headlamps Freeride skis  Black Diamond Equipment has grown at a revenue CAGR averaging approximately 14% over the last 21 years

 Areas of Expansion  Organic and Acquisition   Technical clothing   Technical footwear   Mountain apparel / products   Lifestyle apparel / products   Military   Helmets   Goggles   Sunglasses   Electronics

The Opportunity



Hiking / Climbing
Snowboard / Ski
Fashion
Workwear
Hunting / Camping / Fishing
Premium
Value
Mountain Hardwear
The North Face
Patagonia
Nike ACG
Timberland
Merrell
Helly Hansen
Outdoor Research
Keen
Cloudveil
Sorel
SmartWool
Asolo
Columbia
Teva
White Sierra
Hi-Tec
Camelbak
Asolo
Cannondale
Castelli
Ahnu
REI
Moose Jaw
Spyder
Burton
Bogner
Rossignol
K2
Arc'teryx
Descente
Skullcandy
Salomon
Ride
Analog
Arbor
Atomic
Sessions
Special Blend
Armada
686
Marmot
Obermeyer
Bonfire
Icebreaker
Moncler
Oakley
UGG
Hunter
Barbour
Rockport
Timberland Pro
Wolverine
Bulwark
LaCrosse
Rocky
Red Kap
Carhartt
Dri-Duck
Dickie's
Orvis
Under Armour
Bass Pro PL
Cabela's PL
Nordic Gear
Sitka
Outback
Field & Stream
Drake
Primos
Woolrich
Red Head
Medalist
Stansport
Xtek
Wildfowler Outfitter
Artic Shield
Master Sportsman
Browning
Annual Sales ($US)
<$250mm
$250-$500mm
>$500mm

Note: Excludes equipment companies and sales.

Black Diamond

Pure Play in Active Outdoor Lifestyle Markets  $US in millions CY 2010E  Price % of 52- Valuation EBITDA EV / Sales EV / EBITDA P/E PEG Div Company 7/22/10 Wk high Equity Enterprise Revenue margin 2009A 2010E 2011E 2009A 2010E 2011E 2010E 2011E Ratio yield  Nike Inc. $71.56 91.1% $34,565 $30,011 19,673 14.2% 1.63x 1.53x 1.43x 10.8x 10.7x 9.2x 18.4x 15.7x 1.3x 1.5% V.F. Corporation 78.40 87.9% 8,632 9,273 7,541 15.1% 1.28 1.23 1.17 9.0 8.1 7.5 13.0 11.9 1.1 3.0% Jarden Corp. 29.36 83.6% 2,707 4,680 5,841 11.6% 0.91 0.80 0.76 7.9 6.9 6.3 10.7 9.2 0.9 1.1% Amer Sports Corp. 10.83 92.1% 1,312 1,631 2,107 7.9% 0.74 0.77 0.74 16.2 9.8 8.3 18.9 13.4 0.5 1.9% Quiksilver Inc. 4.13 67.8% 548 1,290 1,829 10.6% 0.66 0.71 0.68 7.0 6.7 5.7 20.2 12.3 0.9 n.a. Columbia Sportsw ear Company 48.22 80.2% 1,629 1,230 1,418 9.8% 0.99 0.87 0.82 9.9 8.9 7.5 21.6 17.7 1.7 1.5% Billabong International Ltd. 8.03 73.0% 2,033 2,213 1,394 18.3% 1.55 1.59 1.44 9.1 8.7 7.4 13.7 11.8 1.2 3.9% Timberland Co. 17.33 72.4% 929 690 1,355 10.4% 0.54 0.51 0.49 6.5 4.9 4.4 13.6 12.6 n.a. n.a. Wolverine World Wide Inc. 27.88 86.1% 1,383 1,273 1,208 13.8% 1.16 1.05 0.99 9.2 7.7 7.1 13.4 12.3 0.8 1.5% Under Armour, Inc. 37.00 95.2% 1,876 1,728 982 13.4% 2.02 1.76 1.53 15.2 13.1 11.5 33.5 28.7 1.4 n.a. Deckers Outdoor Corp. 47.61 84.8% 1,842 1,509 925 23.6% 1.86 1.63 1.46 7.8 6.9 6.3 14.3 12.8 0.5 n.a. Lululemon Athletica Inc. 40.49 87.1% 2,870 2,696 636 25.8% 5.95 4.24 3.52 25.0 16.5 13.4 35.0 28.4 1.0 n.a. Black Diamond Equipment 500+ Volcom Inc. 18.71 75.5% 456 347 320 13.9% 1.24 1.08 0.98 9.5 7.8 6.8 17.2 15.3 1.0 n.a. Rocky Brands, Inc. 7.10 66.6% 53 96 245 7.4% 0.42 0.39 0.38 6.1 5.3 5.1 10.3 8.4 0.8 n.a. Lacrosse Footw ear Inc. 17.60 83.8% 113 96 155 10.4% 0.69 0.62 0.58 8.5 5.9 5.3 14.3 14.8 0.8 3.2% Black Diamond Equipment 6.70 85.9% 146 165 120 -125 n.a. n.a. 1.35 n.a. n.m. n.a. n.a. n.a. n.a. n.a. n.a.  Mean 82.1% 13.7% 1.44x 1.26x 1.13x 10.5x 8.5x 7.5x 17.9x 15.0x 1.0x 2.2% Median 84.3% 13.4% 1.16x 1.07x 0.98x 9.1x 7.8x 7.1x 14.3x 12.8x 1.0x 1.7%  Notes:  Per share values based on common shares outstanding as of latest SEC filings. Data from Capital IQ.

 Q2 2010 Press Release Summary  Selected Balance Sheet Information Pro Forma Revenues and Gross Profit  $US in millions $US in millions  June 30, 2010 3 months 6 months  (Unaudited) ended ended 6/30/2010 6/30/2010 Cash $ 3.3 Total revenue 23.7 56.8 Net deferred assets   Gross profit (3) 9.422.5 Deferred tax asset prior year NOLs $ 65.0  Margin 39.8% 39.7%  Deferred tax asset for GMP note discount 3.0 DTL - purchase accounting (18.3) DTL - other (0.8)  Total deferred tax assets, net $ 48.9  Debt  Revolving credit facility (1) 9.9 5% subordinated notes due 2017 (2) 13.2 Capital leases 0.4  Total Debt $ 23.6  Total Stockholders’ Equity 163.7  Equity Value per Share $ 7.56  Notes:  (1) Company has a $35 million revolving credit facility with Zion’s Bank.   (2) Fair market value.  (3) Three and six months ended June 30, 2010 excludes $1,163 of non-cash inventory fair value adjustment.

 Selected Pro Forma Financial Information  Pro forma combined Income Statement Year 3 months ended ended $US in thousands 12/31/2009 3/31/2010  Domestic sales 51,162 14,365 International sales 62,338 18,747  Total revenue 113,500 33,112  Gross profit 43,466 13,128  Margin 38% 40%  SG&A 35,476 9,721 Amortization of intangibles1,317 331 Depreciation1,439 394 Merger and integration 73964 Transaction costs1,61323 Total operating expenses 40,584 10,533  Operating income2,882 2,595  Margin 3% 8%  Total Depreciation and Amortization3,710 917  EBITDA6,592 3,512 Transaction costs1,61323 Non-cash equity compensation 538 130 Merger and integration 73964  Adjusted EBITDA 9,482 3,729  Margin 8% 11%  Cash net income5,393 2,785 Basic earnings per common share $0.26 $0.13  Adjusted cash net income 7,582 2,886  Basic earnings per common share $0.36 $0.14  GAAP basic shares outstanding 21,058 21,058  Notes:  EBITDA = earnings before interest, taxes, depreciation and amortization and other special items.  Adjusted EBITDA = EBITDA plus transaction costs, non cash equity compensation and merger and integration expenses. Cash Net Income = net income adjusted for amortization, other non-cash items, GAAP and cash taxes.  Adjusted Cash Net Income = cash net income plus transaction costs and merger and integration expenses, net of the cash tax effect.

 Tax Considerations   Company has NOLs of $237.5 million as of June 30, 2010   $65 million long-term deferred tax asset related to prior operating losses   BDE has the ability to issue up to approximately 40 million additional common shares in a single, fully distributed offering under certain conditions   Rights Agreement limiting the number of 5% stockholders

 Investment Considerations   Formative transaction creates “pure play” in the    A leading global designer, manufacturer and distributor of technical outdoor recreation equipment and lifestyle products for climbers, alpinists, hikers, freeride skiers, and outdoor enthusiasts and travelers   Targeting $500 million of revenue in next five years through combination of organic growth and targeted acquisitions   History of continuous product development   Experienced management team with significant ownership   Well-capitalized balance sheet   Anticipating cost synergies and near-term revenue synergies   Strong partnerships with leading global retailers   Intimate relationship with consumers / user communities   Champion of environmental stewardship and corporate social responsibility

 The Beginning